                                                                         EX 10.3
                                                              SECURITY AGREEMENT
[PACCAR FINANCIAL LOGO]                              RETAIL INSTALLMENT CONTRACT
--------------------------------------------------------------------------------

                     SELLER                                       BUYER

NAME           Kenworth of Dothan, Inc.      NAME           Boyd Bros. Transportation Inc.
PLACE OF       461 Ross Clark Cir.           STREET         825 West Leffels Lane
BUSINESS       Dothan, AL 36303-             ADDRESS        Springfield, OH 45506-
MAILING        461 Ross Clark Cir.           MAILING        825 West Leffels Lane
ADDRESS        Dothan, AL 36303-             ADDRESS        Springfield, OH 45506-

Seller hereby sells, and Buyer (meaning all undersigned buyers, jointly and severally) hereby purchases, subject to the terms set forth below and on any attachments hereto, the following described vehicle (the "Vehicle"), delivery and acceptance of which in good order Buyer hereby acknowledges.

Buyer hereby grants a security interest in the Vehicle and any additional collateral (collectively the "Collateral"), and any Additions and Accessions thereto (as defined below), to Seller and its assigns to secure prompt payment of the indebtedness herein and performance of Buyer's other obligations, including any additional indebtedness incurred as provided by this Contract and any extensions and renewals of the obligations and future advances and is subject to paragraph 16 "Cross Collateral" and the other provisions below. The security interest extends to the proceeds of the Collateral and the proceeds of any insurance policy.

Buyer also acknowledges that Seller has offered to sell the Vehicles for the cash price indicated, but that the Buyer has chosen to purchase on the terms and conditions of this Contract.

                  DESCRIPTION OF VEHICLE COLLATERAL (for security purposes only)

YEAR      MAKE      MODEL     VEHICLE IDENTIFICATION NUMBER      NEW/USED       PRICE OF VEHICLE
----      ----      -----     ------- -------------- ------      --------       ----- -- -------
        DETAIL SHOWN ON SECURITY AGREEMENT SCHEDULE E: EQUIPMENT LISTING
                                                                 Total:         $834,070.00


                                   DESCRIPTION OF TRADE-IN EQUIPMENT

YEAR      MAKE      MODEL     VEHICLE IDENTIFICATION NUMBER      ALLOWANCE            PAYOFF         PAYOFF DUE TO
----      ----      -----     ------- -------------- ------      ---------            ------         ------ --- --
        DETAIL SHOWN ON SECURITY AGREEMENT SCHEDULE E: EQUIPMENT LISTING
                                                                 Total: $0.00         $0.00


                                   ITEMIZATION OF AMOUNT FINANCED

          TOTAL CASH PRICE                             Cash Price          $834,070.00
                                                        Sales Tax                $0.00
                                                        Title Fee                $0.00
          1.                                     TOTAL CASH PRICE                              $834,070.00
          DOWN PAYMENT:                              Net Trade-In                $0.00
                                                             Cash                $0.00
          2.                                   TOTAL DOWN PAYMENT                                    $0.00
          3. UNPAID CASH PRICE (1-2)                                                           $834,070.00
          4. TOTAL AMOUNT OF INSURANCE PREMIUMS (4A+4B)                                              $0.00
          FEES: (Itemize)                     5A. Official Fee(s)                $0.00
                                     5B. Document Preparation Fee                $0.00

          5.                                   TOTAL FEES (5A+5B)                                    $0.00
          6. PRINCIPAL BALANCE (Basic Time Price) (3+4+5)                                      $834,070.00
          7. FINANCE CHARGE - [Time Price Differential-(Section 17)]                            $80,683.40

          8. CONTRACT BALANCE (Time Balance) (6+7)                                             $914,753.40
          9. TOTAL TIME SALE PRICE (1+4+5+7)                                                   $914,753.40












--------------------------------------------------------------------------------
Page 1 of 4 of Security Agreement dated on or about May 15, 2003 between Boyd Bros. Transportation Inc. (Buyer) and Kenworth of Dothan, Inc. (Seller) which includes, without limitation, an item of Collateral with the following Vehicle Identification Number: 1XKDDB9X24J050663.
--------------------------------------------------------------------------------
Cat. No. 1258A (CA-97) OTIS Version 1.3.0                    Printed May-14-2003
                      ORIGINAL FOR PACCAR FINANCIAL CORP.
                                                                BUYER'S INITIALS
                                                                  [          ]

PACCAR                                                        SECURITY AGREEMENT
FINANCIAL                                            RETAIL INSTALLMENT CONTRACT
--------------------------------------------------------------------------------

                                PAYMENT SCHEDULE

The Contract Balance (Item 8) is payable to the Seller or his assignee based on the following schedule:


First Installment     No. of installments      Amount Each        First Installment     No. of installments      Amount Each
1. June 20 2003           60                    $15,245.89








                                   INSURANCE

4A. PHYSICAL DAMAGE INSURANCE is required. Buyer may provide such insurance through any insurance company authorized to do business in this state, although Seller, as to dual interest insurance, may reject any insurer for reasonable cause.

PHYSICAL DAMAGE INSURANCE IS NOT FINANCED IN THIS CONTRACT.

4B. CREDIT LIFE, CREDIT ACCIDENT AND HEALTH are not required by Seller, are not a factor in approval of credit, and are not included.

I DESIRE:                                  INSURANCE COMPANY             TERM      PREMIUM
N/A CREDIT LIFE INSURANCE                  N/A                           N/A         $0.00
N/A CREDIT ACCIDENT & HEALTH INSURANCE     N/A                           N/A         $0.00


Buyer acknowledges disclosure of insurance charges above and requests and authorizes Seller to obtain insurance coverage checked and include the cost in item 4.

                       AGGREGATE COST OF INSURANCE PREMIUM (4A + 4B):     $0.00


                         BUYER REPRESENTS AND WARRANTS

The Collateral is to be used for business and commercial purposes, and not for agricultural purposes or for personal, family or household use. The Collateral will be titled in the state of OH.


Buyer's chief place of business is located at  STREET      825 West Leffels Lane
                                               CITY        Springfield
                                               COUNTY      Clark
                                               STATE       OH
                                               ZIP CODE    45506-

Buyer will immediately notify Seller in writing of any change in the above address or location. This contract is entered into in the State of Alabama and is governed by its laws.


                               DELINQUENCY CHARGE

For each installment not paid when due, Buyer agrees to pay Seller a delinquency charge calculated thereon at the rate of 1 1/2% per month for the period of delinquency or, at Seller's option, 5% of such installment, provided that such a delinquency charge is not prohibited by law, otherwise at the highest rate Buyer can legally obligate itself to pay and/or Seller can legally collect.










Page 2 of 4 of Security Agreement dated on or about May 15, 2003 between Boyd Bros. Transportation Inc. (Buyer) and Kenworth of Dothan, Inc. (Seller) which includes, without limitation, an item of Collateral with the following Vehicle Identification Number: 1XKDDB9X24J050663.

                                                                BUYER'S INITIALS
                                                                 [            ]


Cat. No. 1258A (CA-97) OTIS Version 1.3.0   ORIGINAL FOR PACCAR FINANCIAL CORP.
Printed May-14-2003

PACCAR [LOGO]                                                 SECURITY AGREEMENT
FINANCIAL                                            RETAIL INSTALLMENT CONTRACT
--------------------------------------------------------------------------------

1. CERTIFICATE OF TITLE - LIENS.

Buyer agrees that any Certificate of Title on the Collateral will show Seller's security interest (lien) and will be delivered promptly to Seller. Seller has the right to hold the Certificate of Title until Buyer pays all indebtedness and performs all other obligations under this Contract. Buyer promises not to give any other party a lien or security interest in the Collateral without Seller's written Consent. Buyer promises not to part with possession of, sell or lease the Collateral without Seller's written approval. Buyer hereby

(a) agrees that from time to time, at the expense of the Buyer, Buyer will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or desirable, or that Seller may request, in order to perfect or protect any security interest granted or purported to be granted hereby or to enable Seller to exercise and enforce its rights and remedies hereunder with respect to any Collateral, and

(b) grants to Seller the power to sign Buyer's name and on behalf of Buyer to execute and file applications for title, transfers of title, financing statements, notices of lien and other documents pertaining to any or all of the Collateral.

2. ASSIGNMENT.

Seller has the right to assign this Contract to PACCAR Financial Corp. If Seller does assign it, PACCAR Financial Corp. will take all of the Seller's right, title and interest under this Contract (including Seller's interest in the Collateral). Thereafter, the term "Seller" in this contract shall mean PACCAR Financial Corp. This means, among other things, that Buyer will be required to make the payments under this Contract directly to PACCAR Financial Corp. Buyer agrees that if Seller assigns this Contract, and PACCAR Financial Corp. sues Buyer to collect any amount Buyer owes to PACCAR Financial Corp. or to enforce any of Buyer's other obligations to PACCAR Financial Corp., Buyer will not assert any claim or defense Buyer has against Seller as a claim, defense, or setoff against PACCAR Financial Corp.

3. INSURANCE.

Buyer agrees to keep the collateral continuously insured against fire, theft, collision, and any other hazard Seller specifies by an insurance company Seller has approved. The amount of insurance shall be the full insurable value of the Collateral or the full amount of all obligations this Contract secures, whichever is greater. The insurance policy shall provide, in a form acceptable to Seller, for payment of any loss to Seller. Buyer shall deliver promptly to Seller certificates or, if requested, policies of insurance satisfactory to Seller, each with a loss-payable endorsement naming Seller or its assigns as loss-payee as their interests may appear. The insurance policy shall provide that it can be canceled only after written notice of intention to cancel has been delivered to Seller at least ten (10) days before the cancellation date. If the Collateral is lost or damaged, Seller shall have full power to collect any or all insurance proceeds and to apply them as Seller chooses either to satisfy any obligation secured by this Contract (whether or not due or otherwise matured), or to repair the Collateral. If Buyer obtains insurance from a company Seller has not approved, or fails to obtain any insurance, Seller may (but does not have to) obtain any insurance Seller desires to protect its interests. If Seller does so, Buyer shall reimburse Seller upon demand for its expenses. Seller shall have no liability at all for any losses which occur because no insurance has been obtained or the coverage of the insurance which has been obtained is incomplete.

4. TAXES.

Buyer agrees to pay before delinquency all sales and other taxes, license fees and other governmental charges imposed on the Collateral or its sale or use.

5. USE OF COLLATERAL.

Buyer agrees to keep the Collateral in good repair; to prevent any waste, loss, damage, or destruction of or to the Collateral; to prevent any unlawful use of the Collateral; and not to make or allow to be made any significant change in the Collateral or in its chassis, body or special equipment, without Seller's written consent. Buyer assumes all risk of damage, loss or destruction of or to the Collateral, whether or not insured against. Seller may examine the collateral wherever located at any time, and Buyer will inform Seller of the Collateral's location upon Seller's request.

6. EXPENSES PAID BY SELLER.

Buyer agrees to reimburse Seller upon demand for any expenses paid by Seller such as taxes, insurance premiums, repair bills, title fees, or any expenses incurred under Section 11. Buyer's obligation to pay the expenses shall be secured by this Contract.

7. TRADE-INS.

If Buyer has traded in any property, Buyer represents and warrants that the description of it on the front of this Contract is accurate, that the title conveyed is good and its transfer rightful, and that the property is delivered free from any security interest or other lien or encumbrance.

8. NO WARRANTY.

If the Vehicle is new, there is no warranty other than that of the manufacturer. If the Vehicle is used, it is sold "AS IS" and "WITH ALL FAULTS". SELLER MAKES NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. UNLESS SET OUT IN WRITING AND SIGNED BY THE SELLER, THERE ARE NO OTHER WARRANTIES EXPRESS OR IMPLIED.

9. ADDITIONS TO COLLATERAL.

Anything added to the Collateral, including but not limited to engines, transmissions, tires, wheels, fifth wheels, radios and electrical equipment, tanks and any other body or structure that becomes part of the Collateral, shall constitute "Additions & Accessions" and shall be subject to Seller's security interest. All Additions & Accessions must stay with the Collateral if it is repossessed or returned to Seller.

10. DEFAULT.

Time is of the essence in this Contract. The due dates for payments and the performance of the other obligations under this contract are among its most crucial provisions. Buyer shall be in default under this Contract upon the occurrence of any of the following:

(a) Buyer fails to pay on or before the due date the full amount of any scheduled payment, taxes, insurance premium, or other obligation secured by this Contract or under any other instrument or agreement;

(b) Buyer fails to perform any of Buyer's obligations under this Contract;

(c) Any representation Buyer has made in this Contract or in any credit application or financial statement Buyer has given in connection with the credit secured by the Contract turns out to be false;

(d) Any check, note or other instrument given for a payment is dishonored when presented for payment;

(e) The Collateral is seized or levied upon under any legal or governmental process or proceeding against Buyer or the Collateral;

(f) Buyer becomes insolvent or subject to insolvency proceedings as defined in the Uniform Commercial Code or becomes subject to bankruptcy;

(g) Buyer defaults in the payment or performance of any other agreement in connection with any other obligation owed to PACCAR Financial Corp. or for borrowed money; or

(h) Seller reasonably deems the Collateral in danger of misuse, confiscation, damage, or destruction.

11. REMEDIES.

If Buyer defaults under this Contract, Seller may, at its option, with or without notice to Buyer:

(a) Declare this Contract to be in default;

(b) Declare the entire amount of the unpaid Time Balance, after deducting unearned Time Price Differential in accordance with the applicable state law, and other charges and indebtedness secured by this Contract immediately due and payable, without protest, presentment demand or notice (including but not limited to notice of intent to accelerate and notice of acceleration), all of which Buyer waives; and

(c) Exercise all of the rights and remedies of a secured party under the Uniform Commercial Code and any other applicable laws.

In addition to the foregoing and any other rights Seller has under the law in effect at the time of default, the following provisions shall apply:

(a) On Seller's demand, Buyer shall deliver possession of the Collateral to Seller at a place Seller designates reasonably convenient to both parties.

(b) Seller may enter any premises, where the Collateral may be found and take possession of it without notice, demand, or legal proceedings, provided such entry is in compliance with the law.

(c) Seller shall give Buyer at least ten (10) days written notice of any sale of the Collateral, which Buyer agrees to be reasonable notice. Notice shall be given at the address specified in this Contract or other such address as Buyer may specify in writing to Seller. Notice shall be effective when deposited in the mails, postage prepaid, addressed as provided above.

(d) Expense of retaking, holding, preparing for sale, selling and the like shall include, to the fullest extent permitted by law, (i) the fees of any attorneys retained by Seller, and (ii) all other legal expenses incurred by Seller.

(e) Buyer agrees that it is liable for and will promptly pay any deficiency resulting from any disposition or the Collateral after default.

12. NO WRONGFUL POSSESSION.

Buyer agrees that if Seller repossesses the Collateral or otherwise obtains possession of it, Seller will not be in wrongful possession of any property contained in the Collateral or attached to it in which Seller does not have a security interest. Seller agrees to make any such property available for Buyer to take back at a place reasonably convenient to both parties.

13. VARIATIONS OF CONTRACT.

No provision of this Contract may be changed or amended unless by a written contract signed by Seller. Seller's acceptance of late payments does not mean that Seller is obligated to accept any late payments in the future. No waiver of any default shall operate as a waiver of any other default.

14. ENTIRE AGREEMENT: SEVERABILITY.

This Contract and the attached Exhibits and Addenda is the complete and exclusive statement of rights and duties between Seller and Buyer. If any provision is held unenforceable, it shall be deemed omitted without affecting the enforceability of the remaining provisions.










--------------------------------------------------------------------------------
Page 3 of 4 of Security Agreement dated on or about May 15, 2003 between Boyd Bros. Transportation Inc. (Buyer) and Kenworth of Dothan, Inc. (Seller) which includes, without limitation, an item of Collateral with the following Vehicle Identification Number: 1XKDDB9X24J050663.
--------------------------------------------------------------------------------
                                                                BUYER'S INITIALS
Cat No. 1258A OTIS Version 1.3.0
                      ORIGINAL FOR PACCAR FINANCIAL CORP.    Printed May-14-2003

                                                              SECURITY AGREEMENT
[PACCAR FINANCIAL LOGO]                              RETAIL INSTALLMENT CONTRACT
--------------------------------------------------------------------------------

15. BAD CHECKS.
Whenever a check, draft or order given by or on behalf of Buyer for the purpose of payment of any obligation arising under this Contract has been dishonored for lack of funds or credit to pay the item, or because the account has been closed, or for any other reason, Seller or its assigns will assess and Buyer will promptly pay a $50 fee per dishonored item, or the maximum amount allowed by applicable state law, if lower.

16. CROSS COLLATERAL.
Buyer grants to Seller and any assignee of Seller a security interest in the Collateral to secure the payment and performance of all absolute and all contingent obligations and liabilities of Buyer to Seller or to such assignee of Seller, now existing or hereafter arising, whether under this Contract or any other agreement and whether due directly or by assignment; provided, however, upon any assignment of the Contract by Seller, the assignee shall be deemed, for the purpose of this paragraph, the only party with a security interest in the Collateral.

17. TIME PRICE DIFFERENTIAL.
The effective daily Time Price Differential ("TPD") shall be based on and shall vary with fluctuations in the LIBOR Rate. The applicable rate of interest ("Buyer's Rate") shall be equal to the LIBOR Rate applicable to that date plus 2.35% percent per annum, compounded daily on the unpaid balance. The TPD due each month shall be equal to the sum of the daily TPDs for the month. As used in this calculation, "LIBOR Rate" shall mean the London Interbank Offered Rates for one (1) month maturities as reported in the Money Rates section of the Wall Street Journal. The LIBOR Rate reported on the first business day of each calendar month shall be used to determine The Buyer's Rate during the month. Based on the initial Buyer's Rate and assuming that all payments are timely made, the aggregate TPD will be $80,683.40. Fluctuations in LIBOR, as well as early or late payments over the term of the Contract will cause the actual aggregate TPD, the Time Balance and Total Time Sale Price to be different than disclosed. Any delay in payment or increase in LIBOR could cause those amounts to be greater than disclosed, resulting in a larger final or "balloon" payment. Early payments or reductions in LIBOR could cause those amounts to be less than disclosed, resulting in a smaller final or "balloon" payment or reduced number of payments. If Buyer has requested a fixed payment schedule, the amount of the periodic payments will be based upon an interest rate fixed solely for that purpose. Differences between this rate and Buyer's Rate will be accounted for by an adjustment in the final or "balloon" payment and/or the number of payments. In no event shall Buyer be required to pay interest in excess of the maximum rate allowed by law of the state having jurisdiction over the transaction. The intention of the parties is to conform strictly to applicable state usury laws, which may reduce the Buyer's Rate to the maximum amount allowed under such usury laws now or hereafter in effect.

18. FINANCIAL INFORMATION.
Buyer agrees to furnish Seller promptly with any financial statements or other information which Seller may reasonably request from time to time. Any information and all financial statements will be prepared on a basis of generally accepted accounting principles, and will be complete and correct and present Buyer's financial condition as of the date thereof. Seller may at any reasonable time examine the books and records of Buyer and make copies thereof.

19. CHATTEL PAPER.
This specific Security Agreement is to be sold only to PACCAR Financial Corp. and is subject to the security interest of PACCAR Financial Corp. The only copy of this Security Agreement which constitutes Chattel Paper for all purposes of the Uniform Commercial Code is the copy marked "ORIGINAL FOR PACCAR FINANCIAL CORP." which is delivered to and held by PACCAR Financial Corp. Any change in the name of the assignee of this Security Agreement from PACCAR Financial Corp. shall render the copy of this Security Agreement so changed VOID and of no force and effect. No assignee or secured party other than PACCAR Financial Corp. will under any circumstances acquire any rights in, under or to this Security Agreement or any sums due hereunder, except that PACCAR Financial Corp. may, by a separate written assignment signed by PACCAR Financial Corp., assign its interest received hereunder.

20. PREPAYMENT FEE.

21. MISCELLANEOUS.
(a) This Contract shall be binding, jointly and severally, upon all parties described as the "Buyer" and their respective heirs, executors, representatives, successors and assigns and shall inure to the benefit of PFC, its successors and assigns.

(b) This Contract and any other evidence of the indebtedness given in connection herewith may be assigned by Seller to a third party without notice to Buyer and Buyer hereby waives any defense, counterclaim or cross-complaint by Buyer against any assignee, agreeing that Seller shall be solely responsible therefor.

c) Buyer acknowledges receipt of a true copy of this contract, and waives acceptance hereof.

  NOTICE - SEE ALL PAGES FOR IMPORTANT TERMS WHICH ARE PART OF THIS CONTRACT.
       WARNING: LIABILITY INSURANCE FOR BODILY INJURY AND PROPERTY DAMAGE
               CAUSED TO OTHERS NOT INCLUDED UNDER THIS CONTRACT.

                                NOTICE TO BUYER

1. DO NOT SIGN THIS CONTRACT BEFORE YOU HAVE READ IT OR IF IT CONTAINS ANY BLANK SPACES.
2. YOU ARE ENTITLED TO AN EXACT COPY OF THE CONTRACT YOU SIGN.
3. UNDER THE LAW YOU HAVE THE RIGHT TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND OBTAIN A PARTIAL REFUND OF THE FINANCE CHARGE (TIME PRICE DIFFERENTIAL).
4. KEEP THIS CONTRACT TO PROTECT YOUR LEGAL RIGHTS.

BUYER ACKNOWLEDGES THAT A TRUE COPY OF THIS CONTRACT HAS BEEN RECEIVED, READ, AND WAS COMPLETELY FILLED IN BEFORE BEING SIGNED.

SELLER: KENWORTH OF DOTHAN, INC.          BUYER:  BOYD BROS. TRANSPORTATION INC.

                                          TAX ID: 63-6006515

BY:                                       BY:  /s/ Richard Bailey
     --------------------------------          ---------------------------------
     Allyson L. Moore,                         Richard Bailey, CFO
     Truck Billing Manage

DATE: May 15, 2003                        DATE: May 15, 2003




                                          BY:                       TITLE:
                                             -----------------------      ------

                                          DATE: May 15, 2003





--------------------------------------------------------------------------------
Page 4 of 4 of Security Agreement dated on or about May 15, 2003 between Boyd Bros. Transportation Inc. (Buyer) and Kenworth of Dothan, Inc. (Seller) which includes, without limitation, an item of Collateral with the following Vehicle Identification Number: 1XKDDB9X24J050663.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      ORIGINAL FOR PACCAR FINANCIAL CORP.
Cat. No. 1258A (CA-97) OTIS Version 1.3.0                    Printed May-14-2003

[PACCAR                                                       SECURITY AGREEMENT
FINANCIAL LOGO]                                    SCHEDULE E: EQUIPMENT LISTING
================================================================================

This Schedule E is affixed to and made part of the Security Agreement Retail Installment Contract dated May 15, 2003 by and between KENWORTH OF DOTHAN, INC. ("Seller") and BOYD BROS. TRANSPORTATION INC. ("Buyer") covering the equipment as described below:

--------------------------------------------------------------------------------------------------
                                DESCRIPTION OF PURCHASED EQUIPMENT
--------------------------------------------------------------------------------------------------
YEAR  MAKE        MODEL          VEHICLE IDENTIFICATION NUMBER       NEW/USED     PRICE OF VEHICLE
--------------------------------------------------------------------------------------------------
2004  Kenworth    T8006607       1XKDDB9X24J050663                     New              $83,407.00
2004  Kenworth    T8006608       1XKDDB9X44J050664                     New              $83,407.00
2004  Kenworth    T8006609       1XKDDB9X64J050665                     New              $83,407.00
2004  Kenworth    T8006610       1XKDDB9X84J050666                     New              $83,407.00
2004  Kenworth    T8006611       1XKDDB9XX4J050667                     New              $83,407.00
2004  Kenworth    T8006612       1XKDDB9X14J050668                     New              $83,407.00
2004  Kenworth    T8006613       1XKDDB9X34J050669                     New              $83,407.00
2004  Kenworth    T8006614       1XKDDB9XX4J050670                     New              $83,407.00
2004  Kenworth    T8006615       1XKDDB9X14J050671                     New              $83,407.00
2004  Kenworth    T8006616       1XKDDB9X34J050672                     New              $83,407.00
--------------------------------------------------------------------------------------------------
                                                                        TOTAL:         $834,070.00
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                DESCRIPTION OF TRADE-IN EQUIPMENT
--------------------------------------------------------------------------------------------------
YEAR  MAKE        MODEL   VEHICLE IDENTIFICATION NUMBER       ALLOWANCE    PAYOFF    PAYOFF DUE TO
--------------------------------------------------------------------------------------------------
                                                    TOTAL:        $0.00     $0.00
--------------------------------------------------------------------------------------------------

SELLER:  KENWORTH OF DOTHAN, INC.         BUYER:  BOYD BROS. TRANSPORTATION INC.

                                          TAX ID: 63-6006515

BY:                                       BY: /s/ Richard Bailey
    ----------------------------------        ----------------------------------
    Allyson L. Moore, Truck Billing Manage    Richard Bailey, CFO

DATE: May 15, 2003                        DATE: May 15, 2003


                                          BY:                    TITLE:
                                              -------------------       --------

                                          DATE: May 15, 2003








Cat. No. 9877A (C5-97) OTIS Version 1.3.0    ORIGINAL FOR PACCAR FINANCIAL CORP.
Printed May-14-2003